Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings per share

9	Earnings per share
The table below sets forth the computation for basic and diluted net income per ordinary share for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021
Loss / (Profit) attributable to ordinary equity holders of the Group (€ '000s)	(10,551)	181,439	235,878

Weighted average number of ordinary shares, basic*	498,243,792	490,017,400	472,171,426
Weighted average number of ordinary shares, diluted*	498,243,792	490,035,080	472,171,426

(Loss) / Earnings per share, basic (cents)	(2.12)	37.03	49.96
(Loss) / Earnings per share, diluted (cents)	(2.12)	37.03	49.96
*Shares in issue prior to January 27, 2022 have been retrospectively adjusted for the impact of the share issuance to Pre-Closing Holders at a fixed ratio of 8.51 for 1 as described in note 1 the basis of preparation. Refer to note 22 for the ordinary shares issued and fully paid as at December 31, 2023 and 2022 reflecting the impact of the Transaction.
The dilutive earnings per share attributable to owners of the parent for the year ended December 31, 2023 does not include 5,146,683 (2022: 5,691,377) (2021: nil) shares relating to the potential dilutive effect of the Group RSU awards as to do so would be antidilutive. As described in note 23.2, the Company exercised its rights to exchange all publicly traded warrants for ordinary shares at an agreed ratio and extinguished any remaining private placement warrants and earnout shares in 2022. The warrants and earnout shares were not dilutive during the period they were outstanding and, therefore, were not included in the dilutive earnings per share calculation for 2022.